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   As filed with the Securities and Exchange Commission on February 28, 1997

                                                       Registration No. 34-_____

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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 ____________


                        ADVANTAGE LEARNING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


              WISCONSIN                                     39-1559474
(State of incorporation or organization)                 (I.R.S. Employer
                                                        Identification No.)

                                 ____________


2911 Peach Street, Wisconsin Rapids, Wisconsin               54495-8036
   (Address of principal executive offices)                  (Zip Code)

                                 ____________



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

         Title of each class             Name of each exchange on which
         to be so registered             each class is to be registered
         -------------------             ------------------------------
                 None                                 None

                                 ____________


     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [_]

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [_]

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, $.01 par value
                               (Title of class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Common Stock, $.01 par value, of Advantage Learning Systems, Inc. (the "Registrant") to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus constituting a part of the Registration Statement on Form S-1 filed by the Registrant with the Commission on February 28, 1997, which description is incorporated herein by reference.

ITEM 2.  EXHIBITS.

         The following exhibits are incorporated herein by reference as part of this Registration Statement:

         1. Current Articles of Incorporation, as amended (incorporated by reference to Exhibit 3.1 to the Registrant's Form S-1 Registration Statement).

         2. Form of Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.2 to the Registrant's Form S-1 Registration Statement).

         3. Current By-Laws (incorporated by reference to Exhibit 3.3 to the Registrant's Form S-1 Registration Statement).

         4.  Form of Amended and Restated By-Laws (incorporated by reference to
             Exhibit 3.4 to the Registrant's Form S-1 Registration Statement).

         5.  Form of Common Stock certificate (incorporated by reference to
             Exhibit 4.1 to the Registrant's Form S-1 Registration Statement).
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)    Advantage Learning Systems, Inc.

Date:           February 28, 1997

By:             /s/ Michael H. Baum
                ----------------------------------
                Michael H. Baum
                Chief Executive Officer
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                        ADVANTAGE LEARNING SYSTEMS, INC.

                             FORM 8-A EXHIBIT INDEX


EXHIBIT NUMBER                           DESCRIPTION

      1. Current Articles of Incorporation, as amended (incorporated by reference to Exhibit 3.1 to the Registrant's Form S-1 Registration Statement).

      2. Form of Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.2 to the Registrant's Form S-1 Registration Statement).

      3. Current By-Laws (incorporated by reference to Exhibit 3.3 to the Registrant's Form S-1 Registration Statement).

      4. Form of Amended and Restated By-Laws (incorporated by reference to Exhibit 3.4 to the Registrant's Form S-1 Registration Statement).

      5. Form of Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Form S-1 Registration Statement).